Summary Prospectus	November 25, 2013 (As revised July 9, 2014)
AMG Managers Brandywine Blue Fund
(formerly Brandywine Blue Fund)

BLUEX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus dated November 25, 2013 as revised July 9, 2014, and statement of additional information, dated November 25, 2013, as supplemented December 18, 2013 and April 28, 2014, are incorporated by reference into this summary prospectus.
Investment Objective
AMG Managers Brandywine Blue Fund’s (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.18%
Total Annual Fund Operating Expenses	1.18%
[1]	“Other Expenses” have been adjusted as necessary from amounts incurred during the Predecessor Brandywine Blue Fund’s (as defined below) most recent fiscal year ended September 30, 2013, to reflect current fees and expenses.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the predecessor to the Fund, Brandywine Blue Fund, a series of Brandywine Blue Fund, Inc. (the “Predecessor Brandywine Blue Fund”), had a portfolio turnover rate of 202% of the average value of its portfolio.
Principal Investment Strategies
AMG Managers Brandywine Blue Fund invests principally in common stocks of U.S. companies and, to a lesser extent, in equity securities of foreign issuers, usually those that are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”). The Fund is not subject to a percentage limit with regard to its investment in foreign issuers. In addition to common stocks and ADRs, equity securities in which the Fund may invest include preferred stocks, convertible securities, and rights. The Fund utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. It will invest in companies in a broad range of industries and generally focuses on companies whose earnings under normal economic conditions are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. The Fund targets fundamentally sound mid-cap or larger companies that are experiencing positive change and that usually have market capitalizations of more than $6 billion.
The Fund employs a firm sell discipline. The Fund will sell a stock when the Fund’s Subadvisor (as identified below):
•	Determines that the stock has deteriorating fundamentals such as contracting margins or reduced revenue growth
•	Determines that investor expectations have become unrealistically high
•	Finds a better investment
While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Foreign Investment Risk—securities of or other investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S.

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AMG Managers Brandywine Blue Fund SUMMARY PROSPECTUS

issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.
Focused Investment Risk—a greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.
Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Sector Risk— companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology and consumer discretionary sectors currently, and may in the future, comprise a significant portion of the Fund’s portfolio. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. The consumer discretionary industries may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of three broad based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund is that of the Predecessor Brandywine Blue Fund, which was reorganized into the Fund on October 1, 2013, and was managed by Friess Associates, LLC and Friess Associates of Delaware, LLC (referred to collectively herein as the “Subadvisor”) with the same investment objective and substantially similar investment strategies as those of the Fund.
To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/13
Best Quarter: 17.72% (4th Quarter 2010)
Worst Quarter: -28.61% (3rd Quarter 2008)
Year-to-Date (as of 5/31/14): 2.33%
Average Annual Total Returns as of 12/31/13
AMG Managers Brandywine Blue Fund	1 Year	5 Years	10 Years
Return Before Taxes	33.13%	10.58%	5.09%
Return After Taxes on Distributions	33.13%	10.57%	4.64%
Return After Taxes on Distributions and Sale of Fund Shares	18.75%	8.42%	4.04%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	32.39%	17.94	7.41%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	33.11%	18.59%	7.78%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48%	20.39%	7.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Friess Associates, LLC ("Friess")
Friess Associates of Delaware, LLC ("Friess of Delaware")

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AMG Managers Brandywine Blue Fund SUMMARY PROSPECTUS

Portfolio Manager
Scott W. Gates
Chief Investment Officer of Friess and Friess of Delaware;
Portfolio Manager of the Fund and the Predecessor Brandywine Blue Fund since 2010.
Buying and Selling Fund Shares
Initial Investment Minimum
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
All Accounts: $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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